UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 23, 2009

SINO PAYMENTS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53537
(State or other jurisdiction of incorporation)	(Commission File No.)

212-214 Des Voeux Rd.
Des Voeux Commercial Building, 12th Fl.
Sheung Wan, Hong Kong
(Address of principal executive offices and zip code)

(852) 2544-0733
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

Hong Kong, April 23, 2009 –Sino Payments, Inc., (OTCBB: SNPY), announced today that it completed its Global Processing Platform and is in the process of deploying this solution in Shanghai to provide IP credit and debit card processing services to their customers in China.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits	Document Description

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd day of April, 2009.

Sino Payments, Inc.

BY:	MATTHEW MECKE
Matthew Mecke, President, Principal Financial Officer,
Principal Accounting Officer.